EXHIBIT 10.3
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                           WEB SITE LINKING AGREEMENT

         WEB SITE LINKING AGREEMENT ("Agreement") made as of the 1st day of August 2003 by and among Accessity Corp., a New York corporation ("Seller"), American Member Corp., a Florida corporation (the "Buyer"), and DriverShield ADS Corp., a New York corporation (the "Company").

                                   WITNESSETH:
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         WHEREAS, Seller, Buyer and Company entered into a Stock Purchase
Agreement, dated as of August 1, 2003 (the "Stock Purchase Agreement"), providing for the acquisition by Buyer, of all of the issued and outstanding shares of stock of DriverShield ADS Corp.;

         WHERAS, Seller is the owner and operator of World Wide Web siteS with Internet domain names DRIVERSSHIELD.COM and drivershield.com (the "Seller's Site"); and

         WHEREAS, the Company anticipates to that it will own and operate its own World Wide Web site with Internet domain name DRIVERSSHIELDAUTOCLUB.COM or such other domain name as the Company determines (the "Company's Site"); and

         WHEREAS, pursuant to the Stock Purchase Agreement, Buyer, Company and Seller agreed to enter this Agreement for Seller to maintain on Seller's Site a hypertext link to Company's Site in connection with the Business.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1.       Seller's Obligations.

                  (a) Seller agrees to place on Seller's Site a hypertext link (the "Link") to Company's Site in its standard format located at the Uniform Resource Locator ("URL") address as set forth on Exhibit A or any other URL address with which the Company replaces the above-stated URL. The Link shall be no larger than 10,000 bytes of memory and take up no more space than fifty pixels high by two hundred pixels wide.

                  (b) In connection with the Link, Seller agrees to incorporate the graphical image file provided by Company (the "Image"), and
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                          approved by Seller, in its reasonable sole discretion,
                          into hypertext markup language ("HTML") files located at Seller's Site.

                  (c) The Image shall appear on the default web page (the "Home Page") of Seller's Site, which is the page a user's web browser will generate as the result of requesting the following Uniform Resource Locator ("URL") address: www.DRIVERSSHIELD.COM/MAIN.HTM OR DRIVERSHIELD.COM/MAIN.HTM, or any other URL address with which Seller replaces the above-stated URLs.

                  (d) Seller may make stylistic and editorial changes in the format of the image, subject to prior notice to Company, but will assure that the relative size and prominence of the Link to Company's Site retains a reasonable equivalence to the size and prominence of the Image as provided by Company, previously approved by Seller, in its reasonable sole discretion. and that any copyrighted images, copyrighted tests, or trademarks within the Image are not altered.

                  (e) Seller shall use all reasonable efforts using existing personnel at nominal cost to extract the present link www.driversshield.com/auto_club/index.html from the
                          Seller's Site and move it to the Company's Site. Otherwise, the Seller will maintain this present link for the Term of this Agreement without incurring any costs in addition to the normal cost of maintaining the Seller's Site.

         2. Company's Obligations. Company hereby grants to Seller, for the term of this Agreement as provided for in Section 3, below, a nonexclusive right to establish the Link to Company's Site, as described more fully in Paragraph 1, above. In addition, Company grants to Seller a nonexclusive license to use certain intellectual property owned or licensed by Company, including, but not limited to, copyrighted images, copyrighted text and trademarks, only in connection with establishing this Link. All such intellectual property, with the exception of the trademarks licensed by Company from Seller under their separate Trademark License Agreement will hereafter be referred to as "Company's Intellectual Property." Company may revise the Link as set forth on Exhibit A no more than twice during any twelve (12) month period.

         3.       Company's Intellectual Property.

                  (a) Company may grant a license to use Company's Intellectual Property, to any corporation, governmental authority, individual, limited liability company, partnership, trust, unincorporated associate or other entity (a "Person") other than Seller.

                  (b) Seller agrees that the nature and quality of all services rendered by Seller in connection with, and all related advertising, promotional and other related uses of, Company's Intellectual Property, by Seller will conform to standards set by and under the control of Company.

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                          Company acknowledges and agrees that the content, the
                          nature and quality of all services rendered by the Seller and its Affiliates immediately prior to the commencement date of this Agreement satisfies this requisite standard of quality. The Seller agrees that all use of Company's Intellectual Property shall inure to the benefit of and be on behalf of the Company.

                  (c) No right, title, or interest in Company's Intellectual Property is being transferred to Seller under this Agreement, except as specifically set forth in this Agreement. Other than the right to use Company's Intellectual Property under this Agreement, Seller is not obtaining any proprietary or other interest in Company's Intellectual Property. Seller may not (i) modify Company's Intellectual Property, (ii) sublicense or otherwise allow any other person or entity to use Company's Intellectual Property or (iii) grant to any person or entity the right to do anything prohibited in clause (i) or (ii) of this sentence.

                  (d) Seller acknowledges that all right, title and interest in Company's Intellectual Property is in the name of Company and waives any right it may have to challenge or contest any right, title or interest of the Company. The Seller shall indicate all of Company's Intellectual Property as being owned by Company and that they are being used with the permission of the Company.

                  (e) Seller will notify Company in writing of any infringements or imitations by others of Company's Intellectual Property that come to Seller's attention, and Company will have the sole right to determine whether any action will be taken on account of any such infringements or imitations. Seller will not institute any suit or take any action on account of any such infringements or imitations without first obtaining the written consent of Company. Seller agrees to cooperate fully and in good faith with Company for the purpose of securing and preserving Company's rights in and to Company's Intellectual Property, and Company will reimburse Seller for any reasonable costs incurred in connection with its cooperation (unless Seller is in breach of this Agreement).

         4. Term. This Agreement shall commence as of the date hereof and shall expire five (5) years thereafter, unless terminated earlier in accordance with the provisions of this Agreement (the "Term"). The Term shall be renewable by the Company, at the option of the *Seller*, by the Company providing the Seller written notice of its intention to renew this Agreement for additional five (5) year terms within six (6) months prior to the expiration of the Term. Thereafter, the new renewed terms shall be referred to as the Term herein.

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         5.       Compensation. The parties acknowledge that there shall be no fees payable by the Company to the Seller for the benefits received herein as consideration has been paid by the Buyer on behalf of the Company pursuant to the Stock Purchase Agreement.

         6. Editorial Control. Each party agrees to notify the other of any significant changes to the content or structure of the Company's Site or the Seller's Site, respectively, within thirty (30) days of such change.

         7. Link Restriction. Seller agrees to place on Seller's Site initially only the Link to Company's Site as specified in Exhibit A. Except as provided herein, the Seller may not at any time during the five-year period immediately following the date of this Agreement provide Links from Seller's Site to websites of other entities that provide vehicle accident repair and management services to self-insured corporate and government fleets.

         8. Disclaimer of Warranty. THE WARRANTIES CONTAINED HEREIN ARE IN LIEU OF ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL SELLER BE LIABLE FOR DAMAGES, DIRECT OR INDIRECT, INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGES, SUFFERED BY THE COMPANY, USER, OR OTHER THIRD PARTY ARISING FROM BREACH OF WARRANTY OR BREACH OF CONTRACT, NEGLIGENCE, OR ANY OTHER LEGAL GROUND OF ACTION.

         9. Site Maintenance. Both parties shall reasonably maintain their respective Sites and take all commercially reasonable steps to ensure that their web servers are running at all times, except for Site maintenance that shall be performed upon Site at the sole discretion of the owner of said Site. In the event that one of the party's web sites should be inoperable due to unforeseen circumstances of which the party has no control, such as power outages, break-ins at the Site, or seizure of equipment by a government entity, that party shall promptly have the Site operational once the unforeseen event has been rectified. Notwithstanding the above, either party may, at its sole discretion, determine to shutdown their respective Site at anytime, without prior notice to the other party due to an unforeseeable event.

         10.      Termination.

                  (a) Company's Right to Terminate. Company shall have the right to immediately terminate this Agreement at any time during the Term upon providing Seller written notice thereof. The Seller shall have the right to terminate this Agreement upon providing the Company six (6) months advance written notice.

                  (b) Right to Terminate on Notice. Either party may terminate this Agreement on forty-five (45) days written notice to the other party in the event of a breach of any of the provisions of this Agreement

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                          by the other party provided that during the forty (45)
                          day period the breaching party fails to cure such breach.

                  (c) Seller's Right to Terminate. Seller shall have the right to immediately terminate this Agreement at any time upon the Seller transferring ownership to the Company of the Internet domain names: www.drivershield.com and www.driversshield.com pursuant to Section 1.2 of the Stock Purchase Agreement.

         11.      Post-Termination Rights.

                  (a) Upon expiration or termination of this Agreement, Seller shall within 10 days thereof:

                          1. Remove the Link to Company's Site and provide proof of the removal, except if termination pursuant to Section 10(c) herein;

                          2.    Erase or destroy any of the Company's
                                Intellectual Property contained in the computer memory or data storage apparatus under the control of Seller;

                          3. Return to Company each copy of Company's Intellectual Property and each document and other tangible item containing or relating to Company's Intellectual Property in the possession or under the control of Seller; and

                          4. Not use, nor permit any Person or entity under the control of Seller to use, Company's Intellectual Property.

         12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, upon receipt, if mailed by registered or certified mail, postage prepaid, return receipt requested, overnight delivery, or hand delivered, and sent via confirmed facsimile transmission as follows:

                  (a)     if to the Company:

                                  Barry J. Spiegel
                                  c/o American Member Corp.
                                  12514 West Atlantic Blvd
                                  Coral Springs, Florida 33071
                                  Facsimile:  (954) 340-3607

                          with a copy to:

                                  Robert C.White, Esquire and
                                  Christopher M. Trapani, Esquire
                                  Hodgson Russ LLP
                                  1801 N. Military Trail

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                                  Suite 200
                                  Boca Raton, Florida 33431
                                  Facsimile:  (561) 394-3862

                  (b)     if to the Seller:

                                  Barry Siegel
                                  Accessity Corp.
                                  12514 West Atlantic Blvd
                                  Coral Springs, Florida 33071
                                  Facsimile:  (954) 752-6544

                           with a copy to:

                                  Lawrence A. Muenz, Esquire
                                  Meritz & Muenz LLP
                                  Three Hughes Place
                                  Dix Hills, New York 11746
                                  Facsimile:  (631) 242-6715

     or to such other address as the party to whom notice is given may have previously furnished to the other party in writing in accordance herewith.

         13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA OTHER THAN CONFLICT OF LAWS PRINCIPLES THEREOF DIRECTING THE APPLICATION OF ANY LAW OTHER THAN THAT OF FLORIDA. COURTS WITHIN THE STATE OF FLORIDA (LOCATED WITHIN THE COUNTY OF BROWARD, FLORIDA) WILL HAVE JURISDICTION OVER ALL DISPUTES BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES HEREBY CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. EACH OF THE PARTIES HERETO WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (I) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (II) SUCH PARTY AND SUCH PARTY'S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (III) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION OR AGREEMENT CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

         14.      Miscellaneous.

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                  (a)     Entire Agreement. This Agreement constitutes the
                          entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral or written, between parties hereto with respect to the subject matter hereof and hereof.

                  (b) Amendments. This Agreement may not be amended, modified or supplemented except by written agreement of the parties hereto.

                  (c) No Waiver. Nothing contained in this Agreement shall cause the failure of either party to insist upon strict compliance with any covenant, obligation, condition or agreement contained herein to operate as a waiver of, or estoppel with respect to, any such covenant, obligation, condition or agreement by the party entitled to the benefit thereof.

                  (d) Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (e) Counterparts. This Agreement may be executed in counterparts each of which shall be deemed to constitute an original. When counterparts containing signatures of all signatories are assembled together, they will constitute one and the same instrument.

                  (f) Severability. If any provisions hereof shall be held invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative action, such holding or action shall be strictly construed and shall not affect the validity or effect of any other provision hereof; provided, however, that the parties shall use reasonable efforts, including, but not limited to, the amendment of this Agreement, to ensure that this Agreement shall reflect as closely as practicable the intent of the parties hereto.

                  (g) Specific Performance. Each of the parties hereto acknowledges and agrees that the other party hereto would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties hereto agrees that they each shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions thereof in any action instituted for that purpose, in addition to any other remedy to which such party may be entitled, at law or in equity.

                  (h) Independent Contractors. Nothing herein contained shall be construed to place the parties in the relationship of partners or joint venturers, and neither party shall have any power to obligate or bind

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                          the other in any manner whatsoever, except as
                          otherwise provided for herein.

                  (i) Exhibits. Each of the Exhibits attached hereto is fully incorporated herein and made part hereof.

                  (j) Binding Agreement. This Agreement is binding upon and inures to the benefit of the parties and each successor and assignee of the parties.

         IN WITNESS WHEREOF, the duly authorized officers of the parties hereto have executed this Agreement as of the day and year first written above.

     SELLER:      ACCESSITY CORP.



     By: ____________________________________

         Name:

         Title:

COMPANY: AMERICAN MEMBER CORP.

By:      _____________________________________
         Name:
         Title:





DriverShield ADS Corp.

By:      ____________________________________

         Name:
         Title:


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                                  1. EXHIBIT A





                          www.drivershieldautoclub.com
































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